EXECUTION COPY

                           FINOVA CAPITAL CORPORATION

         SIXTH AMENDMENT DATED AS OF MAY 17, 1999 TO SIXTH AMENDMENT AND
             RESTATEMENT OF CREDIT AGREEMENT DATED AS OF MAY 16,1994

     This SIXTH AMENDMENT TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 17, 1999 and entered into by and among FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly known as Greyhound Financial Corporation, hereinafter the "COMPANY"), the undersigned lenders (collectively the "Lenders"), the undersigned Agents, NATIONSBANK NA., BANK OF MONTREAL, THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), and CITIBANK, N.A., individually and as agents (the "AGENTS") for the Lenders hereunder, and CITIBANK, N.A., a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders hereunder, and is made with reference to that certain Sixth Amendment and Restatement dated as of May 16, 1994 of Credit Agreement dated as of May 31, 1976, by and among the Company, the Lenders, the Agents and the Administrative Agent, as amended by a First Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of September 30, 1994, a Second Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of May 11, 1995, a Third Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of November 1, 1995, a Fourth Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of May 15, 1996 and a Fifth Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of May 20, 1997 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the parties to the Credit Agreement wish to modify the terms of the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. COMMITMENTS AND LENDERS

     The Commitment of each Lender as of the Amendment Effective Date is set forth in the amended Schedule 2 attached hereto, which Schedule 2 reflects all assignments of Commitments, if any, through the Amendment Effective Date..

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT

     A. Amendment to Definition of Margin. Table B to the definition of "Margin" is hereby amended by deleting such table in its entirety, and by substituting in lieu thereof the following:

"                                   Table B
                               Eurodollar Margins
                               (in basis points)

                                     Outstanding Advances as a
                                 Percentage of Commitments (without
                                  giving effect to any B reduction)
                      ---------------------------------------------------------
                                      Greater than or equal to   Greater than or
 Level                Less than 35%    35% but less than 65%       equal to 65%
 -----                -------------    ---------------------       ------------
Level 1                   20.00                32.50                   45.0
Level 2                   24.00                36.50                   59.0
Level 3                   25.00                37.50                   60.0
Level 4                   30.00                42.50                   65.0
Level 5                   50.00                62.50                   85.0
Level 6                   65.00                77.50                  100.0"


     B. AMENDMENT TO SECTION 4.02(b). Section 4.02(b) of the Credit Agreement is hereby amended by (a) deleting therefrom the phrase "and (iii)" and substituting in lieu thereof the phrase "and (iv)", and (b) inserting the following immediately prior to such phrase "and (iv)":

     "(iii) Indebtedness secured by any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), PROVIDED that (x) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and (y) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property."

     C. AMENDMENT TO SECTION 4.02(e). Section 4.02(e) of the Credit Agreement is hereby deleted in its entirety.

     D. AMENDMENT TO SECTION 4.02(g). Section 4.02(g) of the Credit Agreement is hereby deleted in its entirety.

     E. AMENDMENT TO SCHEDULE 2. Schedule 2 attached to the Credit Agreement is hereby amended by deleting in its entirety and substituting in lieu thereof the
Schedule 2 attached hereto.

     F. AMENDMENT TO COMPLIANCE CERTIFICATE. The form of Compliance Certificate attached to the Credit Agreement as Exhibit B is hereby amended and restated in its entirety to read as set forth on Exhibit B to this Amendment.

SECTION 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

     To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "AMENDED AGREEMENT").

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

     C. NO CONFLICT. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not
(i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

     D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles oi equity and commercial reasonableness.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

SECTION 4. CONDITIONS TO EFFECTIVENESS

     Section 1 and Section 2 of this Amendment shall become effective as of the date hereof (such date being referred to herein as the "Amendment Effective Date"); PROVIDED that all of the following conditions precedent shall have been satisfied:

     A. The Company shall have delivered to the Administrative Agent the following, each, unless otherwise noted, dated the Amendment Effective Date:

          (i) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Amendment Effective Date by its corporate secretary or an assistant secretary as being in hill force and effect without modification or amendment;

          (ii) Signature and incumbency certificates of its officers executing this Amendment; and

          (iii) Executed copies of this Amendment.

     B. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

SECTION 5. MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement or the Notes.

     B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 8.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

     C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and the Majority Lenders.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                        The Company:

                                        FINOVA Capital Corporation

                                        By: /s/ Meilee Smythe
                                            ------------------------------------
                                            Senior Vice President
                                            Treasurer

                                        By: /s/ Melissa Huckins
                                            ------------------------------------
                                            Vice President
                                            Assistant Treasurer

                                        The Lenders:

                                        CITIBANK, N.A. (Individually and as
                                        Agent and Administrative Agent)

                                        By: /s/ David L. Harris
                                            ------------------------------------
                                            Vice President

                                        BANK OF MONTREAL (Individually and as an
                                        Agent)

                                        By: /s/ Leon H. Sinclair
                                            ------------------------------------
                                            Director

                                        WELLS FARGO BANK, N.A.

                                        By: /s/ Eric A. Schultz
                                            ------------------------------------
                                            SVP/Division Mgr.

                                        By: /s/ Garry Franklin
                                            ------------------------------------

                                        FLEET BANK, N.A.

                                        By: /s/ Alex Meuhrer
                                            ------------------------------------
                                            Vice President

                                        The CHASE MANHATTAN BANK (Individually
                                        and as an Agent)

                                        By: /s/ Roger Parker
                                            ------------------------------------
                                            Vice President

                                        CREDIT SUISSE FIRST BOSTON

                                        By: /s/ Jay Chall
                                            ------------------------------------
                                            Director

                                        By: /s/ Andrea E. Shkane
                                            ------------------------------------
                                            Vice President

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        LOS ANGELES AGENCY

                                        By: /s/ Vicente L. Timiraos
                                            ------------------------------------
                                            SVP & SDGM

                                        NATIONSBANK, N.A.

                                        By: /s/ Shelly K. Harper
                                            ------------------------------------
                                            Vice President

                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE-NEW
                                        YORK AND CAYMAN ISLANDS BRANCHES

                                        By: /s/ Raymond K. Miller
                                            ------------------------------------
                                            Vice President

                                        By: /s/ Leo G. Kapakos
                                            ------------------------------------
                                            Associate

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By: /s/ Edward W. Leong
                                            ------------------------------------
                                            First Vice President & Manager

                                        BANCA MONTE DEI PASCHI DI SIENA S.p.A.

                                        By: /s/ S.M. Sondak
                                            ------------------------------------
                                            F.V.P. & Dep General Manager

                                        By: /s/ Nicolas A. Kanaris
                                            ------------------------------------
                                            Vice President

                                        FMB BANK
                                        (formerly The First National Bank of
                                        Maryland)

                                        By: /s/ Andrew W. Fish
                                            ------------------------------------
                                            Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By: /s/ Richard Wilson
                                            ------------------------------------
                                            AVP

                                        DRESDNER BANK, AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES

                                        By: /s/ Lloyd C. Stevens
                                            ------------------------------------
                                            Vice President

                                        By: /s/ George T. Ferguson
                                            ------------------------------------
                                            Assistant Vice President

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: /s/ Donald H. Rubin
                                            ------------------------------------
                                            Vice President

                                        ARAB BANKING CORPORATION, NEW YORK
                                        BRANCH

                                        By: /s/ Richard B. Whelan
                                            ------------------------------------
                                            Chief Representative

                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ M. Van Otterloo
                                            ------------------------------------
                                            Sr. Relationship Manager

                                        FIRST UNION NATIONAL BANK

                                        By: /s/ Jane W. Workman
                                            ------------------------------------
                                            Senior Vice President

                                        BANK OF HAWAII

                                        By: /s/ Brenda Testerman
                                            ------------------------------------
                                            Vice President

                                        BANQUE NATIONALE DE PARIS

                                        By: /s/ C. Bettles
                                            ------------------------------------
                                            Sr. V.P. & Manager

                                        By: /s/ D. Gohh
                                            ------------------------------------
                                            Vice President

                                        CREDIT AGRICOLE INDOSUEZ

                                        By: /s/ Patrick Cocquerel
                                            ------------------------------------
                                            First Vice President and
                                            Managing Director

                                        By: /s/ Kenneth C. Coulter
                                            ------------------------------------
                                            Vice President and Senior
                                            Relationship Manager

                                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG

                                        By: /s/ Rob T. Jokhai
                                            ------------------------------------
                                            Assistant Vice President

                                        By: /s/ Andrew S. Resnick
                                            ------------------------------------
                                            Vice President

                                        KBC BANK N.V.

                                        By: /s/ Robert Snauffer
                                            ------------------------------------
                                            First Vice President

                                        By: /s/ Raymond F. Murray
                                            ------------------------------------
                                            First Vice President

                                        UNITED STATES NATIONAL BANK OF OREGON

                                        By: /s/ Thomas W. Clgary
                                            ------------------------------------
                                            Vice President

                                        ABN AMRO BANK N.V.

                                        By: /s/ Ellen M. Coleman
                                            ------------------------------------
                                            Vice President

                                        By: /s/ John A. Miller
                                            ------------------------------------
                                            Group Vice President

                                        THE FUJI BANK, LTD. LOS ANGELES AGENCY

                                        By: /s/ Masahito Fukuoka
                                            ------------------------------------
                                            Joint Commercial Manager

                                        PARIBAS

                                        By: /s/ Carol Simon
                                            ------------------------------------
                                            Head of Credit

                                        By: /s/ Jean McCuer
                                            ------------------------------------
                                            Sr. Credit Finance

                                        DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN
                                        ISLANDS BRANCHES

                                        By: /s/ Gayma Z. Shivnarain
                                            ------------------------------------
                                            Director
                                            Vice President

                                        COMMERZBANK AG, LOS ANGELES BRANCH

                                        By: /s/ Christian Jagenberg
                                            ------------------------------------
                                            SVP and Manager

                                        By: /s/ Steven F. Largsen
                                            ------------------------------------
                                            Vice President

                                        CHIBA BANK, LTD.

                                        By: /s/ Keiji Yoshioka
                                            ------------------------------------
                                            General Manager

                                        DEN DANSKE BANK AKTIESELSKAB, CAYMAN
                                        ISLANDS BRANCH

                                        By: /s/ George B. Wendell
                                            ------------------------------------
                                            Vice President

                                        By: /s/ John A. O'Neil
                                            ------------------------------------
                                            Vice President

                                        IMPERIAL BANK, A CALIFORNIA BANKING
                                        CORPORATION

                                        By: /s/ Clifford A Payson
                                            ------------------------------------
                                            Vice President